UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities and Exchange Act of 1934

Date of Report: January 10, 2008

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrants’ Certifying Accountants

On January 7, 2008, eGain Communications Corporation, (the “Company”) engaged Burr, Pilger & Mayer, LLP (“BPM”) as the Company’s independent accountants to audit its consolidated financial statements for the fiscal year ending June 30, 2008. This engagement was approved by the audit committee of our Board of Directors. BPM is the successor to BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm. The Company dismissed BDO on January 7, 2008.

BDO has completed the audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2007, and the Company filed its Annual Report on Form 10-K for such fiscal year with the Securities and Exchange Commission (the “SEC”) on September 28, 2007. The reports of BDO on the financial statements for the fiscal years ended June 30, 2007 and 2006 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and through January 7, 2008, there were no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the financial statements for such fiscal years.

During our fiscal years ended June 30, 2006 and 2007, and the interim period through January 7, 2008, the Company had no consultations with BPM concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on the Company’s financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issues; or (b) any disagreements, as defined in Item 304 (a) (1) (iv) of Regulation S-K or a reportable event as defined in item 304 (a) (1) (v) of Regulation S-K.

The Company provided BDO with a copy of this disclosure and requested that BDO furnish it with a letter addressed to the SEC stating that BDO agrees with the statements in the paragraph above. A copy of the BDO letter is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	— DESCRIPTION

16.1	Responsive letter from BDO Seidman, LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2008	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Responsive letter from BDO Seidman, LLP regarding change in certifying accountant